                                                                    EXHIBIT 10.1

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                            STOCKHOLDERS' AGREEMENT

                          DATED AS OF APRIL 17, 1997

                                 BY AND AMONG

                               MAC-GRAY II, INC.

                                      AND

                     THE STOCKHOLDERS OF MAC-GRAY II, INC.



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

                               TABLE OF CONTENTS

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RECITALS.................................................................. 1

SECTION 1.     DEFINITIONS................................................ 1
       1.1     Construction of Terms...................................... 1
       1.2     Terms not Defined.......................................... 1
       1.3     Defined Terms.............................................. 1

SECTION 2.     REPRESENTATIONS AND WARRANTIES............................. 5
       2.1     Representations and Warranties of the Stockholders......... 5
       2.2     Representations and Warranties of the Company.............. 5
       2.3     S Corporation Matters...................................... 5
       3.1     Generally.................................................. 7
       3.2     Certain Permitted Transfers................................ 7

SECTION 4.     REGISTRATION RIGHTS........................................ 8
       4.1     Piggy-back Registrations................................... 8
       4.2     Demand Registration........................................ 9
       4.3     Further Obligations of the Company.........................10
       4.5     Participation in Registrations.............................13
       4.6     Transfer of Registration Rights............................13
       4.7     Lock-up Agreement..........................................14
       4.8     Information to be Furnished by Stockholder.................14

SECTION 5.     PUT AND CALL RIGHTS........................................15
       5.1     Puts.......................................................15
       5.2     Call.......................................................16

SECTION 6.     ANTI-DILUTION ADJUSTMENTS..................................17
       6.1     Issuance of Common Stock...................................17
       6.2     Issuance or Grant of Options...............................18
       6.3     Issuances to the Investor and Permitted Transferees........18
       6.4     Stock Dividends, Subdivisions and Combinations.............18
       6.5     Affiliate Issuances........................................18

SECTION 7.     COVENANTS REGARDING VOTING.................................19
       7.1     Director Nomination........................................19
       7.2     Termination................................................19
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                                      (i)
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SECTION 8.     MISCELLANEOUS..............................................19
       8.1     Successors and Assigns.....................................19
       8.2     Amendments and Waivers.....................................19
       8.3     Governing Law..............................................19
       8.4     Notices....................................................19
       8.5     Counterparts...............................................20
       8.6     Effect of Headings.........................................20
       8.7     Remedies...................................................20
       8.8     Attorneys' Fees............................................20
       8.9     Severability...............................................20
      8.10     Dispute Resolution.........................................20
      8.11     Entire Agreement...........................................22
      8.12     Term.......................................................22
      8.13     Legend on Securities.......................................22
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                                   EXHIBITS
                                   --------

EXHIBIT A   -    Form of Joinder Agreement

                                     (ii)

                            STOCKHOLDERS' AGREEMENT
                            -----------------------


     STOCKHOLDERS' AGREEMENT dated as of April 17, 1997 by and among Mac-Gray II, Inc., a Delaware corporation (the "Company"), and the Stockholders of the Company identified as such on the signature pages hereto, including any Person becoming a party to this Agreement by execution of a Joinder Agreement in the form attached hereto as Exhibit A (collectively, the "Stockholders," and, each
                        ---------
individually a "Stockholder").


                                   RECITALS:
                                   --------

     WHEREAS, concurrently herewith, the Company, Mac-Gray Co., Inc. ("Mac-Gray"), Mac-Gray Acquisition Corp. ("Acquisition Corp."), Sun Services of America, Inc. ("SSA"), R. Bodden Coin-Op-Laundry, Inc. ("Bodden") and Jeffrey C. Huenink (the "Investor") have entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which SSA is being merged with and into the Company and Acquisition Corp. is being merged with and into Bodden (together the "Mergers"); and

     WHEREAS, it is condition precedent to the consummation of the transactions contemplated by the Merger Agreement that the Company and the Stockholders enter into this Agreement setting forth certain rights and obligations of the Company, the Investor and the other Stockholders.

     NOW, THEREFORE, in consideration of the mutual promises and agreements hereinafter set forth, the parties hereto hereby agree as follows:


SECTION 1.   DEFINITIONS.
---------    -----------

     1.1  Construction of Terms.  The terms in this Agreement shall include the
          ---------------------
plural as well as the singular and the use of any gender herein shall be deemed to include the other gender. References to sections shall mean sections of this Agreement unless otherwise specified.

     1.2  Terms not Defined.  Capitalized terms used herein without definition
          -----------------
shall have the meanings assigned to them in the Merger Agreement.

     1.3  Defined Terms.  The following capitalized terms, as used in this
          -------------
Agreement, shall have the meanings set forth below.

     "Affiliate" means, with respect to any person or entity (herein the "first party"), any other person or entity that directly or indirectly controls, or is controlled by, or is under common control with, such first party (the term "control" as used herein (including the terms

"controlled by" and "under common control with") means the possession, directly or indirectly, of the power to (i) vote twenty-five percent (25%) or more of the outstanding voting securities of such person or entity, or (ii) otherwise direct the management or policies of such person or entity by contract or otherwise).

     "Call" shall have the meaning set forth in Section 5.2.

     "Callable Shares" shall have the meaning set forth in Section 5.2.

     "Call Exercise Period" shall have the meaning set forth in Section 5.2.

     "Call Exercise Price" shall have the meaning set forth in Section 5.2.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Common Stock" means the common stock, par value $.01 per share, of the Company.

     "Company" means Mac-Gray II, Inc., a Delaware corporation, and any successor thereto.

     "Controlling Person" shall have the meaning set forth in Section 4.4.

     "CPR Rules" shall have the meaning set forth in Section 8.9.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as the same may be amended from time to time, and the rules and regulations promulgated thereunder.

     "Excluded Options" shall have the meaning set forth in Section 6.1.1.

     "Fair Market Value" means, as of any date, the fair market value of each Share as determined from time to time by the Board of Directors of the Company, acting in good faith, and which initially shall be $14.54.

     "Holder" shall mean, for purposes of Section 4 hereof, the Investor and any Permitted Transferee of the Investor who is the record holder of Registrable Securities.

     "Initial Public Offering" means the first underwritten public offering of Common Stock pursuant to an effective registration statement under the Securities Act.

     "Initial Put Period" shall have the meaning set forth in Section 5.1.1.

     "Investor Shares" means the 612,026 shares of Common Stock received by the Investor pursuant to the Mergers, including (i) any additional shares of Common Stock issued with respect to such shares upon any stock split, stock dividend, recapitalization or similar event and (ii) any additional issuances in respect of such shares made in accordance with Section 6 hereof, but excluding any Shares otherwise received by the Investor or any Permitted Transferee after the date hereof.

     "Investor Share Price" shall mean the price per share of the Investor Shares, initially $14.54, as the same may be adjusted from time to time in accordance with this Agreement.

     "Letter of Credit" shall have the meaning set forth in Section 5.1.5.

     "Mergers" shall have the meaning set forth in the Recitals.

     "Merger Agreement" shall have the meaning set forth in the Recitals.

     "Net Aggregate Consideration" shall have the meaning set forth in Section 6.2.1.

     "Permitted Transfer" shall have the meaning set forth in Section 3.2.

     "Permitted Transferee" shall have the meaning set forth in Section 3.2.

     "Person" means any individual, corporation, association, partnership, limited liability company, joint venture, trust, estate or other entity or organization.

     "Putable Shares" means, as of the time of any Put Exercise, the Investor Shares held as of such date by the Investor and any Permitted Transferees.

     "Put Closing" shall have the meaning set forth in Section 5.1.4.

     "Put Exercise" shall have the meaning set forth in Section 5.1.1.

     "Put Exercise Period" shall have the meaning set forth in Section 5.1.

     "Put Exercise Price" shall have the meaning set forth in Section 5.1.2.

     "Put Holders" shall have the meaning set forth in Section 5.1.

     "Put Notice" shall have the meaning set forth in Section 5.1.1.

     "Put Option" shall have the meaning set forth in Section 5.1.

     "Registrable Securities" means the Investor Shares except for (i) Investor Shares with respect to which a registration statement has been declared effective under the Securities Act, (ii) any Investor Shares which may be transferred pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, including a sale pursuant to the provisions of Rule 144(k),
(iii) any Investor Shares which cease to be outstanding and (iv) any Investor Shares with respect to which a Put Option or Call Option has been exercised in accordance with Sections 4.1 and 4.2 hereof.

     "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 3.1 and 3.2 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of legal counsel for the Company, fees and disbursements of one legal counsel for the Holders, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

     "S Corporation" shall have the meaning set forth in Section 2.3.

     "SEC" means the Securities and Exchange Commission, or any successor agency thereto.

     "Second Put Period" shall have the meaning set forth in Section 5.1.1.

     "Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

     "Selling Stockholders" shall have the meaning set forth in Section 4.1.2.

     "Shares" means shares of Common Stock.

     "Transfer" means, with respect to any Shares, to sell, exchange, deliver or assign, dispose of, bequeath or gift, pledge, mortgage, hypothecate, or otherwise encumber, transfer or permit to be transferred (Shares with respect to which a Transfer has been completed are referred to as having been "Transferred" and any recipient of such Shares is referred to as a "Transferee").


SECTION 2.   REPRESENTATIONS AND WARRANTIES AND S CORPORATION MATTERS.
---------    --------------------------------------------------------

     2.1  Representations and Warranties of the Stockholders.  Each of the
          --------------------------------------------------
Stockholders, individually and not jointly, hereby represents and warrants to the Company as follows: (a) such Stockholder has full authority and power and, if an individual, capacity, under its charter, by-laws, governing trust agreement or comparable document, as applicable, to enter into this Agreement; (b) this Agreement constitutes the valid and binding obligation of such Stockholder enforceable against such Stockholder in accordance with its terms; and (C) the execution, delivery and performance by such Stockholder of this Agreement (i) does not and will not violate any laws, rules or regulations of the United States or any state or other jurisdiction applicable to such Stockholder, or require such Stockholder to obtain any approval, consent or waiver of, or to make any filing with, any Person that has not been obtained or made and (ii) does not and will not result in a breach of, constitute a default under, accelerate any obligation under or give rise to a right of termination of any agreement, contract, instrument, mortgage, lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which such Stockholder is a party or by which the property of such Stockholder is bound or affected, or result in the creation or imposition of any lien on any of the assets or properties of such Stockholder.

     2.2  Representations and Warranties of the Company.  The Company, hereby
          ---------------------------------------------
represents and warrants to the Stockholders as follows: (a) the Company has full corporate authority and power to enter into this Agreement; (b) the execution, delivery and performance by the Company of this Agreement has been duly authorized by all necessary corporate action and this Agreement constitutes the valid and binding obligation of the Company enforceable against it in accordance with its terms; and (C) the execution, delivery and performance by the Company of this Agreement: (i) does not and will not violate any laws, rules or regulations of the United States or any state or other jurisdiction applicable to the Company, or require the Company to obtain any approval, consent or waiver of, or to make any filing with, any Person that has not been obtained or made; and (ii) does not and will not result in a breach of, constitute a default under, accelerate any obligation under or give rise to a right of termination of any agreement, contract, instrument, mortgage, lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which the Company is a party or by which the property of the Company is bound or affected, or result in the creation or imposition of any lien on any of the assets or properties of the Company.

     2.3  S Corporation Matters.
          ---------------------

          (a) Stockholders' Representation and Warranties.  Each Stockholder
              -------------------------------------------
hereby represents and warrants to the Company and to each other Stockholder that he, she or it is eligible to hold the stock of a "small business corporation" within the meaning of Section 1361(b) of the Code (a small business corporation for which a valid S Election is in effect is referred to herein as an "S Corporation") and that such Stockholder is described in Section 1361(b)(1)(B) of the Code. An "S Election" shall mean an election pursuant to Section 1362(a) of the Code.

     Each Stockholder further represents and warrants that he, she or it is not (and whose spouse, if any, is neither) a nonresident alien of the United States or a resident of, nor subject to any jurisdiction, having laws governing community property, or having adopted in whole or in part the Uniform Marital Property Act.

     Each Stockholder further represents and warrants that he, she or it does not hold any of the Shares as the nominee or agent of any other Person and that he, she or it does not hold any of the Shares as a tenant in common, joint tenant or tenant by the entirety with any other Person.

     Each Stockholder further represents and warrants that he, she or it will not Transfer any of the Shares to a Person which could result in termination of the Company's status as an S Corporation. For purposes of this Section 2.3 only, the term "Transfer" means (a) any sale, exchange, gift, bequest, hypothecation, pledge or grant of a security interest or (b) any other disposition of Shares, or of any interest in Shares, whether voluntary or by operation of law, that could change the legal or beneficial ownership of such Shares. A "Transfer" includes, without limitation, any transaction that creates a form of joint ownership in Shares between the transferor and one or more Persons (whether or not that other Person is the spouse of the transferor) or any transaction that creates or grants an option, warrant, or right to obtain an interest in any Shares.

     Each Stockholder recognizes that an S Corporation is not permitted to have more than 75 shareholders.

     (b) Consent to Election; Duration of Election.  Each Stockholder hereby
         -----------------------------------------
consents to the S Election, and agrees to execute Internal Revenue Service Form 2553 or its successor, and such other or additional documents and consents as the Board of Directors of the Company (the "Board of Directors") in its discretion considers necessary or desirable to make and/or continue the S Election. No Stockholder will take any action which would result in the termination of the S Election or precludes an S Election.

     The Company and the Stockholders agree that from and after the date hereof,
(i) the Company shall maintain its status as an S Corporation until the Board of Directors determines to terminate such status, and (ii) that if in the absence of such a determination by the Board of Directors a termination of S Corporation status nevertheless occurs, then immediately upon its discovery the officers of the Company shall take action pursuant to Section 1362(f) of the Code (or any successor or similar provision) to restore, if possible, the status of the Company as an S Corporation. Notwithstanding the foregoing, nothing in this Agreement shall be construed to prevent the Board of Directors in its sole discretion from terminating the status of the Company as an S Corporation. To effectuate the termination of the status of the Company as an S Corporation, the Company, if necessary, shall complete, execute and file with the Internal Revenue Service a revocation statement together with all other necessary documents, including any necessary statements of consent from Stockholders. Upon request of the Board of Directors, each Stockholder shall execute and deliver to the Company any statement of consent or other documents required under Subchapter S of Chapter 1 of the Code to be filed in connection with the termination of the status of the Company as an S Corporation.

SECTION 3.   RESTRICTIONS ON TRANSFER BY THE INVESTOR.
---------    ----------------------------------------

     3.1  Generally.  Prior to the closing of an Initial Public Offering, the
          ---------
Investor shall not Transfer, whether voluntarily, involuntarily or by operation of law (including the laws of bankruptcy and insolvency), any of the Investor Shares, except for (a) Transfers effected pursuant to Section 3.2 hereof, in accordance with the terms set forth therein, (b) any Transfer effected pursuant to the exercise of a Put Option as contemplated by and in accordance with the terms set forth in Section 5.1 hereof, any Transfer effected pursuant to the exercise of the Call Option as contemplated by and in accordance with the terms set forth in Section 5.2 hereof and (d) any Transfer for which the Company has granted its prior written consent. Notwithstanding any of the above, the Investor shall not Transfer any Investor Shares except in accordance with the provisions of this Agreement and all applicable provisions of the Securities Act and any relevant state securities law.

     3.2  Certain Permitted Transfers.  The following Transfers shall be
          ---------------------------
permitted (each a "Permitted Transfer") subject to the limitations set forth below:

          3.2.1 Transfers of Investor Shares by the Investor (a) to his spouse and their lineal descendants, (b) to a family limited partnership or family limited liability company (provided that all of the partnership interests of any such partnership and all of the capital stock and/or limited liability company interests of any such limited liability company are beneficially owned by the Investor or one or more Transferees of the Investor permitted under this Section 3.2.1), and to a trust of which the Investor is the settlor, is revocable solely by the Investor and is for the benefit of the Investor, his spouse and/or their lineal descendants, provided that (i) any such partnership, limited liability
                    --------
company, or trust does not require or permit distribution of such Investor Shares prior to the closing of an Initial Public Offering, (ii) any such Transferee shall have executed and delivered to the Company a Joinder Agreement in the form attached hereto as Exhibit A and (iii) no further Transfer of such
                               ---------
Investor Shares shall thereafter be permitted hereunder.

          3.2.2 Transfers of Investor Shares upon the death of the Investor to his heirs, devisees, executors or administrators or to a trust under his will, provided that (i) the Transferee shall have executed and delivered to the
--------
Company a Joinder Agreement in the form attached hereto as Exhibit A and (ii) no
                                                           ---------
further Transfer of such Investor Shares shall thereafter be permitted hereunder.

          3.2.3 Transfers of Shares between the Investor and his guardian or conservator;

Any permitted Transferee described in the preceding Sections 3.2.1, 3.2.2 and
3.2.3 shall be referred to herein as a "Permitted Transferee." Anything to the contrary in this Agreement notwithstanding, Permitted Transferees shall take any Shares so Transferred subject to all provisions of this Agreement as if such Shares were still held by the Investor, whether or not they so agree with the Investor and/or the Company.


SECTION 4.   REGISTRATION RIGHTS.
---------    -------------------

     4.1  Piggy-back Registrations.
          ------------------------

          4.1.1 If at any time or times after the completion of an Initial Public Offering the Company shall determine to register under the Securities Act any shares of Common Stock or securities convertible into or exchangeable or exercisable for shares of Common Stock (other than in connection with a registration on Form S-4 or S-8 (or then equivalent forms) or a registration statement filed in connection with an exchange offer or offering of securities solely to the Company's existing securityholders) and the form of registration statement to be used permits the registration of Registrable Securities, then the Company shall promptly give written notice of such proposed registration to the Holders of Registrable Securities (but in no event less than twenty (20) days prior to the anticipated effective date of the registration statement). If within ten (10) days after the receipt of such notice the Company receives a written request from any Holder for the inclusion in such registration of some or all of the Registrable Securities (which request shall specify the number of Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof), the Company shall use commercially reasonable efforts to cause the Registrable Securities requested to be included in such registration on the same terms and conditions as any similar securities of the Company or any other securityholder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. The Company may withdraw a registration under this Section 4.1.1 at any time prior to the time it becomes effective, provided that the Company shall give prompt notice of such withdrawal to the Holders of Registrable Securities requested to be included in such registration.

          4.1.2 In connection with any offering under this Section 4.1 involving an underwriting, the Company shall not be required to include a Holder's Registrable Securities in the underwritten offering unless such Holder accepts the terms of the underwriting (which shall be customary) as agreed upon between the Company and the underwriters selected by the Company. If the managing underwriter of an underwritten offering with respect to which registration has been requested by any Holder pursuant to this Section 4.1 has advised the

Company in writing that the number of securities to be sold in such offering by persons other than the Company (collectively, "Selling Stockholders") is greater than the number which can be offered without adversely affecting such offering, then the Company may reduce the number of securities to be included in such offering for the accounts of Selling Stockholders (including the Holders) to a number deemed satisfactory by the managing underwriter, provided, however, that
                                                        --------  -------
the securities to be excluded shall be determined in the following order of priority: first, securities held by any Selling Stockholder not having contractual, incidental registration rights; second, securities held by any Selling Stockholder participating in such offering pursuant to the exercise of contractual piggyback registration rights pursuant to an agreement other than this Agreement, as determined on a pro rata basis (based upon the aggregate number of securities held by such Selling Stockholders) and third, Registrable Securities held by any Selling Stockholder participating in such offering pursuant to the exercise of the registration rights under this Section 4.1, as determined on a pro rata basis (based upon the aggregate number of Registrable Securities held by such Selling Stockholders).

     4.2  Demand Registration.
          -------------------

          4.2.1 If on any one (1) occasion after the expiration of the one hundred and eighty (180) day period following an Initial Public Offering, Holders holding sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities shall notify the Company of their desire to offer or cause to be offered for public sale all or any portion of their Registrable Securities, the Company shall use its commercially reasonable efforts to cause such number of Registrable Securities as may be requested by the Holders to be registered under the Securities Act by filing with the SEC a registration statement on the appropriate form covering such Registrable Securities. The Company shall not be required to cause a registration statement requested pursuant to this Section
4.2 to become effective prior to one hundred eighty (180) days following the effective date of a registration statement initiated by the Company, if the request for registration has been received by the Company subsequent to the giving of written notice by the Company, made in good faith, to the Holders of Registrable Securities to the effect that the Company is commencing to prepare a Company-initiated registration statement; provided, however, that the Company
                                          --------  -------
shall use commercially reasonable efforts to achieve such effectiveness promptly following such one hundred eighty (180)-day period if the request pursuant to this Section 4.2 has been made prior to the expiration of such one hundred eighty (180)-day period.

          4.2.2 If the Holders intend to distribute by means of an underwriting the Registrable Securities that, by their request, are to be registered, the right of each Holder to include such Holder's Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting. Each Holder shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company.

          4.2.3 The Company may postpone the filing of any registration statement required under this Section 4.2 for a reasonable period of time, not to exceed ninety (90) days during any twelve-month period, if the Company has made a good faith, reasonable determination that such filing would either: (i) require the disclosure of a material transaction or other matter and such disclosure would have a material adverse effect on the Company; or (ii) otherwise have a material adverse effect on the Company because of unusual market conditions or other circumstances. Any registration effected pursuant to this Section 4.2 and so designated by the Holder shall be subject to this
Section 4.2, regardless of the form in which such registration is effected.

     4.3  Further Obligations of the Company.  Whenever pursuant to the terms of
          ----------------------------------
Sections 4.1 or 4.2 of this Agreement the Company is required to register any Registrable Securities, the Company shall also do the following:

          4.3.1 Use commercially reasonable efforts to diligently prepare and file with the SEC a registration statement and such amendments and supplements to said registration statement and the prospectus used in connection therewith as may be necessary to keep said registration statement effective and to comply with the provisions of the Securities Act with respect to the sale of securities covered by said registration statement for the lesser of: (i) one hundred eighty (180) days or (ii) the period necessary to complete the proposed offering of Registrable Securities;

          4.3.2 Furnish to the Holders such number of copies of each preliminary and final prospectus (in each case not less than ten (10) prospectuses) and such other documents as each Holder may reasonably request to facilitate the offering of the Holder's Registrable Securities;

          4.3.3 Enter into any reasonable underwriting agreement containing customary terms required by the proposed underwriter;

          4.3.4 Use commercially reasonable efforts to register or qualify the Registrable Securities covered by said registration statement under the securities or "blue-sky" laws of such jurisdiction as the Holders may reasonably request; provided, that the Company shall not be required to register or qualify
         --------
the securities in any jurisdiction which require it to qualify to do business, subject itself to general service of process therein or subject itself to taxation therein;

          4.3.5 Immediately notify the Holders, at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which such prospectus contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading, and, at the request of the Holders, prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

          4.3.6 Cause all such Registrable Securities to be quoted on the market or listed on each securities exchange, as applicable, on which similar securities issued by the Company are then quoted or listed; and

          4.3.7 Otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC and make generally available to its security holders, in each case as soon as practicable, but not later than forty-five (45) days after the close of the period covered thereby (ninety (90) days in case the period covered corresponds to a fiscal year of the Company), an earnings statement of the Company which will satisfy the provisions of Section 11(a) of the Securities Act.

     4.4  Indemnification; Contribution.
          -----------------------------

          4.4.1  Incident to any registration statement referred to in this
Section 4, and subject to applicable law, the Company will indemnify and hold harmless each Holder who offers or sells any such Registrable Securities in connection with such registration statement (including its directors, officers, employees and agents), and each person who controls any of them within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (a "Controlling Person"), from and against any and all losses, claims, damages, expenses and liabilities, joint or several (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based on (a) any untrue statement or alleged untrue statement of a material fact contained in such registration statement (including any related preliminary or definitive prospectus, or any amendment or supplement to such registration statement or prospectus), (b) any omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading, or any violation by the Company of the Securities Act, any state securities or "blue sky" laws or any rule or regulation thereunder in connection with such registration; provided, however,
                                                            --------  -------
that the Company will not be liable to the extent that such loss, claim, damage, expense or liability arises from and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information furnished in writing to the Company by such Holder or Controlling Person expressly for use in such registration statement. With respect to such untrue statement or omission or alleged untrue statement or omission in the information furnished in writing to the Company by such Holder expressly for use in such registration statement, such Holder will indemnify and hold harmless the Company (including its directors, officers, employees and agents), and each person who controls any of them within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, expenses and liabilities, joint or several, to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise to the same extent provided in the immediately preceding sentence. In no event, however, shall the liability of a Holder for indemnification under this Section 4.4.1 in its capacity as such (and not in its capacity as an officer or director of the Company) exceed the proceeds received by such Holder from its sale of Registrable Securities under such registration statement.

          4.4.2 If the indemnification provided for in Section 4.4.1 above for any reason is held by a court of competent jurisdiction to be unavailable to an indemnified party in respect of any losses, claims, damages, expenses or liabilities referred to therein, then each indemnifying party under this Section 4.4, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities (a) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand, and the Holders on the other, from the offering of the Registrable Securities or (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault of the Company, on the one hand, and the Holders, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Holders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 4.4.2 were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. In no event, however, shall a Holder be required to contribute any amount under this Section 4.4.2 in excess of the proceeds received by such Holder from its sale of Registrable Securities under such registration statement. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

          4.4.3 The amount paid by an indemnifying party or payable to an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 4.4 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, payable as the same are incurred. The indemnification and contribution provided for in this Section 4.4 will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified parties or any officer, director, employee, agent or controlling person of the indemnified parties.

          4.4.4 Any person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification, but the failure to do so shall not relieve the indemnifying party from any liability, except to the extent it is actually prejudiced by the failure or delay in giving such notice, and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld).

     4.5  Participation in Registrations.  Each Holder hereby agrees that such
          ------------------------------
Holder may not participate in any underwritten offering hereunder unless the Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by persons entitled hereunder to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of the underwriting arrangements.

     4.6  Transfer of Registration Rights.  The registration rights granted to
          -------------------------------
the Investor under this Agreement may be transferred to any Permitted Transferee of Registrable Securities. Each such Permitted Transferee shall be deemed to be a "Holder" for purposes of this Agreement, and any references to "Holder" in this Section 4 shall be deemed to refer to all Holders; provided, however, that
                                                        --------  -------
for purposes of Section 4.2 hereof, the Holders shall collectively have the right to demand only one (1) registration hereunder; and provided, further, that
                                                         --------  -------
the Company shall only be responsible for paying the reasonable counsel fees of one (1) counsel for all of the Holders in any registration hereunder.

     4.7  Lock-up Agreement.  Each Holder who beneficially owns 5% or more of
          -----------------
the then issued and outstanding Shares shall agree, if requested by the Company and an underwriter of Registrable Securities, not to sell or otherwise Transfer (other than pursuant to such registration statement) any Shares held by such Holder for such period, not to exceed one hundred eighty (180) days following the effective date of any registration statement of the Company filed pursuant to the Securities Act (including any registration statement filed by the Company in connection with an Initial Public Offering), as the Company and such underwriter shall specify. Such agreement shall be in form satisfactory to the Company and such underwriter. This Section 4.7 shall not limit the rights of the Holders pursuant to Section 4.1 hereof.

     4.8  Information to be Furnished by Stockholder.  The Company may require
          ------------------------------------------
each Holder as to which any registration is being effected to furnish to the Company any information regarding such Holder and such Holder's intended method of distribution of the Registrable Securities as the Company may, from time to time, reasonably request in writing, but only to the extent that the information is required in order to comply with the Securities Act. Each Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by the Holder to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to the registration contains or would contain an untrue statement of a material fact regarding the Holder or the Holder's intended method of distribution of the Registrable Securities or omits or would omit to state any material fact regarding the Holder or the Holder's intended method of distribution of the Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that the prospectus shall not contain, with respect to the Holder or the distribution of the Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

     4.9 All Registration Expenses in connection with any registration and offering pursuant to Section 4.1 or 4.2 shall be borne by the Company, except that the Holders shall bear any underwriting discounts and commissions and transfer taxes applicable to the Registrable Securities pro rata based on the number of Registrable Securities being registered by each Holder.


SECTION 5.   PUT AND CALL RIGHTS.
---------    -------------------

     5.1  Puts.  The Investor and any Permitted Transferees (together, the "Put
          ----
Holders") shall have the option (the "Put Option") to require the Company to purchase all or a portion of the Putable Shares then held by the Investor and any Permitted Transferees upon the following terms and conditions:

          5.1.1  Put Exercise.  The Put Holders may exercise the Put Option (a
                 ------------
"Put Exercise") by delivering to the Company during one of the periods set forth below a written notice (the "Put Notice") signed by Put Holders holding (i) in the case of a Put Exercise during the Initial Put Period (as defined below), at least sixty-six and two-thirds percent (66 2/3%) of the Putable Shares and (ii) in the case of a Put Exercise during the Second Put Period (as defined below), all of the Putable Shares subject to such Put Exercise. The Put Option shall be exercisable:

          (a) If the Company has not consummated an Initial Public Offering on or prior to January 2, 1998, at any time during the sixty-day period commencing on the later of (i) January 2, 1998 and (ii) if as of January 2, 1998 the Company has on file with the SEC a pending registration statement to register Shares, the date, if any, on which such registration statement is withdrawn by the Company or otherwise terminated (the "Initial Put Period"); and

          (b) At any time during the three-year period commencing on the date the Company closes an Initial Public Offering (the "Second Put Period").

          5.1.2  Put Price.  The purchase price to be paid by the Company for
                 ---------
each Putable Share with respect to any Put Option (the "Put Exercise Price") shall be (a) with respect to a Put Exercise during the Initial Put Period, $14.71, and (b) with respect to a Put Exercise during the Second Put Period, $12.74. The Put Exercise Price shall be subject to appropriate adjustment for any stock dividend, stock split, recapitalization or similar transaction.

          5.1.3  Minimum Size of Put Exercise.  Any Put Exercise made during the
                 ----------------------------
Initial Put Period must be made with respect to all, and not less than all, of the Putable Shares then held by the Investor and any Permitted Transferees. The first Put Exercise made during the Second Put period must be made with respect to at least forty percent (40%) of the Investor Shares. Any Put Exercise made during the Second Put Period after the first Put Exercise must be made with respect to at least ten percent (10%) of the Investor Shares.

          5.1.4  Closing.  The closing of any Put Option (a "Put Closing") shall
                 -------
occur on a date mutually acceptable to the Company and the Put Holders, but no later than thirty (30) days after receipt by the Company of the Put Notice. At the Put Closing, the Put Holders shall tender to the Company the certificate or certificates representing each Put Holder's respective Putable Shares being purchased by the Company, together with stock powers duly executed in blank, and the Company shall deliver the applicable Put Exercise Price for each Putable Share being purchased by the Company by wire transfer of same day funds to an account designated by such Put Holder, which designation shall be made at least three (3) business days prior to the Put Closing.

          5.1.4  Letter of Credit.  Contemporaneously with the execution of this
                 ----------------
Agreement, the Company shall deliver to the Investor an irrevocable standby letter of credit from State Street Bank and Trust Company or another commercial bank mutually acceptable to the Company and the Investor, issued in favor of the Investor in the amount of $9,000,000 (the

"Letter of Credit"). The Letter of Credit shall be held by the Investor and drawn upon by the Investor or returned to the Company in accordance with the following terms and conditions:

          (a) in the event that the Company fails to deliver an amount equal to the aggregate Put Exercise Price for the Putable Shares to be purchased at the Put Closing with respect to a Put Exercise made during the Initial Put Period, the Investor shall be entitled to draw upon the Letter of Credit only to the extent necessary to collect in full the aggregate Put Exercise Price with respect to all of the Putable Shares to be purchased by the Company; and

          (b) in the event that (i) the Company delivers to the Investor an amount equal to the aggregate Put Exercise Price for the Putable Shares purchased at the Put Closing with respect to a Put Exercise made during the Initial Put Period, (ii) the Initial Put Period expires without exercise of the Put Option by the Put Holders or (iii) the Company consummates an Initial Public Offering, the Investor shall immediately return the Letter of Credit to the Company for cancellation.

          5.1.6  Miscellaneous.  The Put Option shall be exercisable only by the
                 -------------
Put Holders in accordance with the terms hereof, and the rights herein shall not be assigned or otherwise Transferred to any Person other than a Permitted Transferee. The Put Option shall terminate upon the earlier of (i) the expiration of the Second Put Period and (ii) the exercise by the Company of the Call Option (as defined below).

     5.2  Call.  If as of the fourth anniversary of the date of this Agreement
          ----
the Company has not consummated an Initial Public Offering, from and after such fourth anniversary to and including the date of consummation of an Initial Public Offering (the "Call Exercise Period"), the Company shall have the right (the "Call Option") to require the Investor and any Permitted Transferees to sell all, but not less than all, of the Investor Shares then held by the Investor and such Permitted Transferees (the "Callable Shares") by delivering to the Investor and any Permitted Transferees written notice stating its intent to exercise the Call Option with respect to all, but not less than all, of the Callable Shares. The purchase price to be paid by the Company for each Callable Share with respect to the Call Option shall be $14.71 (which purchase price shall be subject to appropriate adjustment for any stock dividend, stock split, recapitalization or similar transaction, the "Call Exercise Price"). On a date mutually acceptable to the Company and the Investor, but no later than thirty
(30) business days after delivery of such notice, the Investor and any Permitted Transferees shall tender to the Company the certificate or certificates representing their respective Callable Shares, and the Company shall deliver by wire transfer of same day funds to accounts designated by the Investor and each such Permitted Transferees, which designation shall be made at least three (3) business days prior to the closing therefor, an amount equal to the product of
(a) the number of Callable Shares held by the Investor or such Permitted Transferee, as the case may be, multiplied by (b) the Call Exercise Price. The Company may assign its rights under the

Call Option at any time, and such assignment shall be binding on the Investor and any Permitted Transferees.


SECTION 6.   ANTI-DILUTION ADJUSTMENTS.
---------    -------------------------

     6.1  Issuance of Common Stock.  In the event that the Company shall at any
          ------------------------
time or from time to time after the date of this Agreement and prior to the closing of an Initial Public Offering, issue, sell or exchange any Shares (including shares held in the Company's treasury but excluding any Shares issued upon the exercise of any options granted under the Company's 1997 Stock Option and Incentive Plan (the "Excluded Options")) for a consideration per share less than Fair Market Value, then, and thereafter successively upon each such issuance, sale or exchange, the Investor Share Price in effect immediately prior to such issuance, sale or exchange of such Shares shall forthwith be adjusted to an amount determined by multiplying such Investor Share Price by a fraction:

          6.1.1 the numerator of which shall be (a) the number of Shares outstanding immediately prior to the issuance of such additional Shares (excluding treasury shares and Shares issuable with respect to the Excluded Options but including all Shares issuable upon conversion, exercise or exchange of any other outstanding options, warrants, rights or convertible or exchangeable securities), plus (b) the number of Shares which the total aggregate consideration received by the Company for the total number of such additional Shares so issued would purchase at a purchase price per share equal to Fair Market Value; and

          6.1.2 the denominator of which shall be (a) the number of Shares outstanding immediately prior to the issuance of such additional Shares (excluding treasury shares and Shares issuable with respect to the Excluded Options but including all Shares issuable upon conversion, exercise or exchange of any other outstanding options, warrants, rights or convertible or exchangeable securities), plus (b) the number of such additional Shares so issued.

     6.2  Issuance or Grant of Options.  In the event that the Company shall at
          ----------------------------
any time or from time to time after the date of this Agreement and prior to the closing of an Initial Public Offering issue options, warrants or rights to subscribe for Shares (other than the Excluded Options), or issue any securities convertible into or exchangeable for Shares, for a consideration per share (determined by dividing the Net Aggregate Consideration (as determined below) by the aggregate number of Shares that would be issued if all such options, warrants, rights or convertible or exchangeable securities were exercised, converted or exchanged to the fullest extent permitted by their terms) less than Fair Market Value, the Investor Share Price in effect immediately prior to the issuance of such options, warrants, rights or convertible or exchangeable securities shall forthwith be reduced to an amount determined by multiplying such Investor Share Price by a fraction:

          6.2.1 the numerator of which shall be (a) the number of Shares outstanding immediately prior to the issuance of such options, rights or convertible or exchangeable securities (excluding treasury shares and Shares issued with respect to the Excluded Options but including all Shares issuable upon conversion, exercise or exchange of any other outstanding options, warrants, rights or convertible securities), plus (b) the number of Shares which the total amount of consideration received by the Company for the issuance of such options, warrants, rights or convertible or exchangeable securities plus the minimum amount set forth in the terms of such security as payable to the Company upon the exercise, conversion or exchange thereof (the "Net Aggregate Consideration") would purchase at a purchase price per share equal to Fair Market Value; and

          6.2.2 the denominator of which shall be (a) the number of Shares outstanding immediately prior to the issuance of such options, warrants, rights or convertible or exchangeable securities (excluding treasury shares and Shares issued with respect to the Excluded Options but including all Shares issuable upon conversion, exercise or exchange of any other outstanding options, warrants, rights or convertible or exchangeable securities), plus (b) the aggregate number of Shares that would be issued if all such options, warrants, rights or convertible or exchangeable securities were exercised, converted or exchanged.

     6.3  Issuances to the Investor and Permitted Transferees.  At any time the
          ---------------------------------------------------
Investor Share Price is adjusted in accordance with Section 6.1 or Section 6.2 above, the Company shall as soon as is reasonably practical issue and deliver to the Investor and each Permitted Transferee holding Investor Shares a certificate or certificates representing that number of Shares equal to a fraction (rounded to the nearest whole number), the numerator of which is equal to the difference between (a) an amount equal to (i) the aggregate number of Investor Shares held by the Investor or such Permitted Transferee, as the case may be, multiplied by
(ii) the Investor Share Price immediately prior to any adjustment for such issuance pursuant to Section 6.1 or Section 6.2, as applicable, and (b) an amount equal to (i) the aggregate number of Investor Shares held by the Investor or such Permitted Transferee, as the case may be, multiplied by (ii) the Investor Share Price immediately following any adjustment for such issuance in accordance with Section 6.1 or Section 6.2, as applicable, and the denominator of which is equal to the Investor Share Price immediately following any adjustment for such issuance in accordance with Section 6.1 or Section 6.2, as applicable.

     6.4  Stock Dividends, Subdivisions and Combinations.  Upon the issuance to
          ----------------------------------------------
all of the Stockholders of additional Shares as a dividend or other distribution on outstanding Shares, the subdivision of outstanding Shares into a greater number of Shares, or the combination of outstanding Shares into a smaller number of Shares, the Investor Share Price shall, simultaneously with the happening of such dividend, subdivision or split, be adjusted by multiplying the then effective Investor Share Price by a fraction, (a) the numerator of which shall be the number of Shares outstanding immediately prior to such event and (b) the denominator of which shall be the number of Shares outstanding immediately after such event.

     6.5  Affiliate Issuances.  After the date of this Agreement and prior to
          -------------------
the closing of an Initial Public Offering, the Company shall not issue or sell any Shares to any Affiliate of the Company other than (i) issuances pursuant to any compensatory arrangement, including, without limitation, the exercise of stock options, (ii) issuances pursuant to any stock dividend, stock split, stock exchange, recapitalization, reorganization or similar transaction involving the Company pursuant to which the stockholders of the Company are treated on the same basis and (iii) issuances for a consideration per share not less than the greater of (A) Fair Market Value and (B) $14.54 (such number being subject to appropriate adjustment for any stock split, stock dividend, recapitalization or similar event).

SECTION 7.   COVENANTS REGARDING VOTING.
---------    --------------------------

     7.1  Director Nomination.  Until the second anniversary of the date of this
          -------------------
Agreement, at (a) each annual meeting of the stockholders of the Company, (b) each special meeting of the stockholders of the Company involving the election of directors of the Company and any other time at which stockholders of the Company have the right to vote for or consent in writing to the nomination or election of directors of the Company, the Stockholders shall vote their respective Shares which are presently or hereafter owned or controlled by them to cause and maintain the nomination and election of the Investor to the Board of Directors of the Company.

     7.2  Termination.  The provisions of this Section 7 will terminate upon the
          -----------
earlier of (a) the second anniversary of this Agreement, (b) a Put Exercise pursuant to Section 5.1.1(a) hereof, and the Investor and his Permitted Transferees shall cease to beneficially own at least five percent (5%) of the then issued and outstanding Shares.

SECTION 8.   MISCELLANEOUS.
---------    -------------

     8.1  Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
inure to the benefit of the respective successors and assigns permitted hereunder, provided, that any Transfer shall have complied in all respects with the provisions of this Agreement.

     8.2  Amendments and Waivers.  Any party hereto may waive any provision
          ----------------------
hereof intended for his, her or its benefit in writing. No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any party hereto at law or in equity or otherwise. This Agreement may be amended with the prior written consent of the Company, the Investor, and a majority in interest of the Stockholders other than the Investor.

     8.3  Governing Law.  This Agreement shall be deemed a contract made under
          -------------
the laws of the State of Delaware and, together with the rights and obligations of the parties hereunder, shall be construed under and governed by the laws of the State of Delaware, without giving effect to conflicts or choice of laws provisions the effect of which would result in the application of the domestic substantive laws of any other jurisdiction.

     8.4  Notices. All notices and other communications provided for herein
          -------
shall be in writing and shall be deemed to have been duly given, delivered and received (a) if delivered personally or (b) if sent by telex or facsimile, registered or certified mail (return receipt requested) postage prepaid, or by courier guaranteeing next day delivery, in each case to the party to whom it is directed at the address set forth opposite each party's name on the signature pages hereto and, in the case of any Permitted Transferee, at the address set forth in the Joinder Agreement executed by such Permitted Transferee (or at such other address for any party as shall be specified by notice given in accordance with the provisions hereof, provided that notices of a change of address shall be effective only upon receipt thereof). Notices delivered personally shall be effective on the day so delivered, notices sent by registered or certified mail shall be effective three days after mailing, notices sent by telex shall be effective when answered back, notices sent by facsimile shall be effective when receipt is acknowledged, and notices sent by courier guaranteeing next day delivery shall be effective on the earlier of the second business day after timely delivery to the courier or the day of actual delivery by the courier.

     8.5  Counterparts.  This Agreement may be executed in counterparts, all of
          ------------
which together shall constitute one and the same instrument.

     8.6  Effect of Headings.  The section and paragraph headings herein are for
          ------------------
convenience only and shall not affect the construction hereof.

     8.7  Remedies.  It is specifically understood and agreed that any breach of
          --------
the provisions of this Agreement by any Person subject hereto will result in irreparable injury to the other parties hereto, that the remedy at law alone will be an inadequate remedy for such breach, and that, in addition to any other legal or equitable remedies which they may have, such other parties may enforce their respective rights by actions for specific performance (to the extent permitted by law) and the Company may refuse to recognize any unauthorized Transferee as one of its stockholders for any purpose, including, without limitation, for purposes of dividend and voting rights, until the relevant party or parties have complied with all applicable provisions of this Agreement.

     8.8  Attorneys' Fees.  If any suit or action is instituted by any party to
          ---------------
enforce or in connection with any dispute relating to this Agreement, the prevailing party in such suit or action shall be entitled to have all court costs and attorneys' fees paid by the non-prevailing party.

     8.9  Severability.  In the event that any one or more of the provisions
          ------------
contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

     8.10 Dispute Resolution.  Except as provided below, any dispute arising
          ------------------
out of or relating to this Agreement or the breach, termination or validity hereof shall be finally settled by arbitration conducted expeditiously in accordance with the CPR Institute For Dispute Resolution Rules for Nonadministered Arbitration of Business Disputes (the "CPR Rules"). The CPR Institute For Dispute Resolution shall appoint a neutral advisor from its National CPR Panel. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. (S)(S)1-16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be Tampa, Florida.

     Such proceedings shall be administered by the neutral advisor in accordance with the CPR Rules as he/she deems appropriate, however, such proceedings shall be guided by the following agreed upon procedures:

          8.10.1 mandatory exchange of all relevant documents, to be accomplished within forty-five (45) days of the initiation of the procedure;

          8.10.2  no other discovery;

          8.10.3 hearings before the neutral advisor which shall consist of a summary presentation by each side of not more than three (3) hours; such hearings to take place on one or two days at a maximum; and

          8.10.4 decision to be rendered not more than ten (10) days following such hearings.

     Notwithstanding anything to the contrary contained herein, the provisions of this Section 8.9 shall not apply with regard to any equitable remedies to which any party may be entitled hereunder.

     Each of the parties hereto (a) hereby irrevocably submits to the jurisdiction of the United States District Court for the District of Massachusetts for the purpose of enforcing the award or decision in any such proceeding, (b) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (C) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each of the parties hereto hereby consents to service of process by registered mail at the address to which notices are to be given. Each of the parties hereto agrees that its or his submission to jurisdiction and its or his consent to service of process by mail is made for the express benefit of the other parties hereto. Final judgment against any party hereto in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction; provided, however, that any party hereto may at its or
                         --------  -------
his option bring suit, or institute other judicial proceedings, in any state or federal court of the United States or of any country or place where the other parties or their assets, may be found.

     8.11 Entire Agreement.  This Agreement, the Merger Agreement, the
          ----------------
Consulting Agreement and the Noncompetition Agreement constitutes the entire understanding of the parties hereto with respect to their subject matter and supersede any and all prior agreements with respect to such subject matter, including, without limitation, any and all letters of intent between any of the parties hereto with respect to such subject matter.

     8.12 Term.  The provisions of Sections 3 and 6 hereof shall remain in
          ----
effect until and shall expire upon the closing of an Initial Public Offering and all other Sections of this Agreement shall remain in effect until such time as is specified in such Section or until this Agreement is otherwise terminated.

     8.13 Legend on Securities.  The Company and the Holders acknowledge and
          --------------------
agree that the following legends shall appear on each certificate evidencing any of the Investor Shares held at any time by any of the Holders or their Permitted Transferees until such Investor Shares are registered under the Securities Act:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT PURSUANT TO (1) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE ACT OR (2) AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION UNDER THE ACT.

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A CERTAIN STOCKHOLDERS' AGREEMENT, DATED AS OF APRIL 17, 1997, AS AMENDED FROM TIME TO TIME, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER SET FORTH THEREIN. A COMPLETE AND CORRECT COPY OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST AND WITHOUT CHARGE.


     IN WITNESS WHEREOF this Stockholders' Agreement has been executed as a sealed instrument as of the date first set forth above.

ADDRESS:                                COMPANY:

                                        MAC-GRAY II, INC.

22 Water Street
Cambridge, MA  02141
Fax:  (617) 492-5386                    By: /s/ Stewart G. MacDonald, Jr.
                                            ------------------------------------
                                            Name:  Stewart G. MacDonald, Jr.
                                            Title: Chairman of the Board


                                        STOCKHOLDERS:
c/o Mac-Gray II, Inc.
22 Water Street
Cambridge, MA  02141                    /s/ Stewart G. MacDonald, Jr.
Fax:  (617) 492-5386                    ----------------------------------------
                                        Stewart G. MacDonald, Jr.

c/o Mac-Gray II, Inc.
22 Water Street
Cambridge, MA  02141                    /s/ Sandra E. MacDonald
Fax:  (617) 492-5386                    ----------------------------------------
                                        Sandra E. MacDonald

c/o Mac-Gray II, Inc.
22 Water Street
Cambridge, MA  02141                    /s/ Daniel W. MacDonald
Fax:  (617) 492-5386                    ----------------------------------------
                                        Daniel W. MacDonald

c/o Sun Services of America, Inc.
6301 Benjamin Center Drive, #101
Tampa, FL  33634                        /s/ Jeffrey C. Huenink
                                        ----------------------------------------

Fax:  (813) 243-0916                    Jeffrey C. Huenink

                                    DANIEL W. MACDONALD TRUST 1988


[See Address Above]                 By: /s/ Daniel W. MacDonald
                                        ----------------------------------------
                                        Daniel W. MacDonald, as Grantor


[See Address Above]                 By: /s/ Daniel W. MacDonald
                                        ----------------------------------------
                                        Daniel W. MacDonald, as Trustee



[See Address Above]                 By: /s/ Sandra E. MacDonald
                                        ----------------------------------------
                                        Sandra E. MacDonald, as Trustee



[See Address Above]                 By: /s/ Daniel W. MacDonald
                                        ----------------------------------------
                                        Daniel W. MacDonald, as Beneficiary


                                    EVELYN C. MACDONALD FAMILY TRUST
                                        F/B/O DANIEL W. MACDONALD

c/o Mac-Gray II, Inc.
22 Water Street
Cambridge, MA 02141                 By: /s/ Evelyn C. MacDonald
Fax:  (617) 492-5386                    ----------------------------------------
                                        Evelyn C. MacDonald, as Grantor

c/o State Street Research
and Management Company
One Financial Center, 31st Fl.
Boston, MA 02110                    By: /s/ Peter C. Bennett
Fax:  (617) ________                    ----------------------------------------
                                        Peter C. Bennett, as Trustee


c/o Palmer & Dodge
One Beacon Street
Boston, MA  02108                   By: /s/ R. Robert Woodburn, Jr.
Fax:  (617) ________                    ----------------------------------------
                                        R. Robert Woodburn, Jr., Trustee
c/o Mac-Gray II, Inc.

22 Water Street
Cambridge, MA  02141                By: /s/ Patrick A. Flanagan
Fax:  (617) 492-5386                    ----------------------------------------
                                        Patrick A. Flanagan, as Trustee



[See Address Above]                 By: /s/ Daniel W. MacDonald
                                        ----------------------------------------
                                        Daniel W. MacDonald, as Trustee



[See Address Above]                 By: /s/ Daniel W. MacDonald
                                        ----------------------------------------
                                        Daniel W. MacDonald, as Beneficiary


                                    EVELYN C. MACDONALD FAMILY TRUST
                                        F/B/O SANDRA E. MACDONALD



[See Address Above]                 By: /s/ Evelyn C. MacDonald
                                        ----------------------------------------
                                        Evelyn C. MacDonald, as Grantor



[See Address Above]                 By: /s/ Peter C. Bennett
                                        ----------------------------------------
                                        Peter C. Bennett, as Trustee



[See Address Above]                 By: /s/ R. Robert Woodburn, Jr.
                                        ----------------------------------------
                                        R. Robert Woodburn, Jr., as Trustee



[See Address Above                  By: /s/ Patrick A. Flanagan
                                        ----------------------------------------
                                        Patrick A. Flanagan, as Trustee



[See Address Above]                 By: /s/ Sandra E. MacDonald
                                        ----------------------------------------
                                        Sandra E. MacDonald, as Trustee

[See Address Above]               By: /s/ Sandra E. MacDonald
                                      ------------------------------------------
                                      Sandra E. MacDonald, as Beneficiary


                                  EVELYN C. MACDONALD FAMILY TRUST
                                      F/B/O STEWART G. MACDONALD, JR.



[See Address Above]               By: /s/ Evelyn C. MacDonald
                                      ------------------------------------------
                                      Evelyn C. MacDonald, as Grantor



[See Address Above]               By: /s/ Peter C. Bennett
                                      ------------------------------------------
                                      Peter C. Bennett, as Trustee



[See Address Above]               By: /s/ R. Robert Woodburn, Jr.
                                      ------------------------------------------
                                      R. Robert Woodburn, Jr., as Trustee



[See Address Above]               By: /s/ Patrick A. Flanagan
                                      ------------------------------------------
                                      Patrick A. Flanagan, as Trustee



[See Address Above]               By: /s/ Stewart G. MacDonald, Jr.
                                      ------------------------------------------
                                      Stewart G. MacDonald, Jr., as Trustee



[See Address Above]               By: /s/ Stewart G. MacDonald, Jr.
                                      ------------------------------------------
                                      Stewart G. MacDonald, Jr., as Beneficiary

                                  STEWART G. MACDONALD, JR.
                                        1984 TRUST



[See Address Above]               By: /s/ Stewart G. MacDonald, Jr.
                                      -----------------------------------------
                                      Stewart G. MacDonald, Jr., as Grantor



[See Address Above]               By: /s/ Stewart G. MacDonald, Jr.
                                      -----------------------------------------
                                      Stewart G. MacDonald, Jr., as Trustee

c/o Mac-Gray II, Inc.
22 Water Street
Cambridge, MA  02141              By: /s/ Cynthia V. Doggett
Fax:  (617) 492-5386                  -----------------------------------------
                                      Cynthia V. Doggett, as Trustee


[See Address Above]               By: /s/ Stewart G. MacDonald, Jr.
                                      -----------------------------------------
                                      Stewart G. MacDonald, Jr., as Beneficiary

                                   EXHIBIT A
                                   ---------

                           FORM OF JOINDER AGREEMENT
                           -------------------------


     The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain Stockholders' Agreement (the "Agreement") dated as of April 17, 1997 by and among Mac-Gray II, Inc. (the "Company") and the parties named therein. For all purposes of the Agreement, the undersigned shall be included within the term "Permitted Transferee". "Holder" and "Stockholder" (each as defined in the Agreement) and the undersigned agrees to bound by all of the obligations under the Agreement applicable to Permitted Transferees, Holders and Stockholders. As of the date hereof the undersigned makes each of the representations and warranties set forth in Section 2.1 of the Agreement. The address and facsimile number to which notices may be sent to the undersigned is as follows:

Address:  ___________________________________________________________________
Facsimile No. ____________________.


Date: _______________
                                                ______________________________
                                                [NAME OF UNDERSIGNED]

                                      A-1